EXHIBIT 10.5

Amendment No RI0340T01B

AMENDMENT

TO THE

CONSTRUCTION AND TERM LOAN SUPPLEMENT

                THIS AMENDMENT is entered into as of October 5, 2007, between FARM CREDIT SERVICES OF AMERICA, FLCA (“Farm Credit”) and ABE FAIRMONT, LLC, Fairmont, Nebraska (the “Company”).

BACKGROUND

                Farm Credit and ADVANCED BIOENERGY, LLC, Fairmont, Nebraska (“Advanced”) are parties to a Construction and Term Loan Supplement dated February 17, 2006 (such agreement, as previously amended, is hereinafter referred to as the “Supplement”). Further, the Company has formally assumed all obligations under the Supplement from Advanced. Farm Credit and the Company now desire to amend certain sections of the Supplement. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Farm Credit and the Company agree that the following sections of the Supplement are hereby amended to read as follows:

1.                                       Section 5 of the Supplement is hereby amended to add Subsection (C) as follows:

                SECTION 5.  Interest and Fees.

                                (C)  Amendment Fee.  In consideration of the amendment, the Company agrees to pay to Agent on the execution hereof a fee in the amount of $30,000.00.

2.                                       Section 6 of the Supplement is hereby amended and restated to read as follows:

                SECTION 6. Promissory Note.  The Company promises to repay the loans as follows: (i) in 24 equal, consecutive quarterly installments of $2,250,000.00 with the first such installment due on May 20, 2008, and the last such installment due on February 20, 2014; and (ii) followed by a final installment in an amount equal to the remaining unpaid principal balance of the loans on May 20, 2014. If any installment due date is not a day on which Agent is open for business, then such installment shall be due and payable on the next day on which Agent is open for business. In addition to the above, the Company promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Section 5 hereof.

In addition, for each fiscal year end, beginning with the fiscal year ending in 2008, and ending with the fiscal year ending in 2010, the Company shall also, within ninety (90) days after the end of such fiscal year, make a special payment of an amount equal to 75% of the “Free Cash Flow” (as defined below) of the Company, however, such payment shall not to exceed $8,000,000.00 in any fiscal year; provided, however, that: (i) if such payment would result in a covenant default under this Supplement or the MLA, the amount of the payment shall be reduced to an amount which would not result in a covenant default; (ii) if such payment would result in a breakage of a fixed interest rate, the applicable broken funding surcharges would still apply; and (iii) the aggregate of such payments shall not exceed $16,000,000.00. The term “Free Cash Flow” is defined as the Company’s annual profit net of taxes, plus the respective fiscal year’s depreciation and amortization expense, minus allowable capitalized expenditures for fixed assets, allowed distributions to members/owners, and scheduled term loan payments to Agent.   This special payment shall be applied to the principal installments in the inverse order of their maturity.

Amendment RI0340T01B to Supplement RI0340T01

ABE Fairmont, LLC

Fairmont, Nebraska

3.                                       Section 13(A) of the Supplement is hereby amended and restated to read as follows:

                SECTION 13. Casualties.

                                (A) Right to Elect to Apply Proceeds. In case of material loss or damage to the Property or to the Improvements by fire, by a taking by condemnation for public use or the action of any governmental authority or agency, or the transfer by private sale in lieu thereof, either temporarily or permanently, or otherwise, if in the sole judgment of Agent there is reasonable doubt as to Company’s ability to complete construction of the Improvements on or before October 31, 2007, by reason of such loss or damage or because of delays in making settlements with governmental agencies or authorities or with insurers, Agent may terminate its obligations to make advances hereunder and elect to collect, retain and apply to the Commitment all proceeds of the taking or insurance after deduction of all expense of collection and settlement, including attorneys’ and adjusters’ fees and charges. In the event such proceeds are insufficient to pay the Commitment in full, Agent may declare the balance remaining unpaid on the Commitment to be due and payable forthwith and avail itself on any of the remedies afforded thereby as in any case of default.

4.              Except as set forth in this amendment, the Supplement, including all amendments thereto, shall continue in full force and effect as written.

                IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES	ABE FAIRMONT, LLC
OF AMERICA, FLCA	By ADVANCED BIOENERGY, LLC,
its sole member

By:	By:

Title:	Title:

2

Amendment No. RI0475T01A

AMENDMENT

TO THE

CONSTRUCTION AND TERM LOAN SUPPLEMENT

                THIS AMENDMENT is entered into as of October 5, 2007, between FARM CREDIT SERVICES OF AMERICA, FLCA (“Farm Credit”) and ABE FAIRMONT, LLC, Fairmont, Nebraska (the “Company”).

                Farm Credit and the Company are parties to a Construction and Term Loan Supplement dated November 20, 2006 (such agreement, as previously amended, is hereinafter referred to as the “Supplement”). Farm Credit and the Company now desire to amend certain sections of the Supplement. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Farm Credit and the Company agree that the following sections of the Supplement are hereby amended to read as follows:

1.                                       Section 13(A) of the Supplement is hereby amended and restated to read as follows:

                SECTION 13. Casualties.

                                (A) Right to Elect to Apply Proceeds. In case of material loss or damage to the Property or to the Improvements by fire, by a taking by condemnation for public use or the action of any governmental authority or agency, or the transfer by private sale in lieu thereof, either temporarily or permanently, or otherwise, if in the sole judgment of Agent there is reasonable doubt as to Company’s ability to complete construction of the Improvements on or before October 31, 2007, by reason of such loss or damage or because of delays in making settlements with governmental agencies or authorities or with insurers, Agent may terminate its obligations to make advances hereunder and elect to collect, retain and apply to the Commitment all proceeds of the taking or insurance after deduction of all expense of collection and settlement, including attorneys’ and adjusters’ fees and charges. In the event such proceeds are insufficient to pay the Commitment in full, Agent may declare the balance remaining unpaid on the Commitment to be due and payable forthwith and avail itself on any of the remedies afforded thereby as in any case of default.

2.             Except as set forth in this amendment, the Supplement, including all amendments thereto, shall continue in full force and effect as written.

[SIGNATURE PAGE FOLLOWS]

Amendment RI0475T01A to Supplement RI0475T01

ABE Fairmont, LLC

Fairmont, Nebraska

                IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES	ABE FAIRMONT, LLC
OF AMERICA, FLCA	By ADVANCED BIOENERGY, LLC,
its sole member

By:	By:

Title:	Title:

2

Amendment No. RI0340T02B

AMENDMENT

TO THE

CONSTRUCTION AND TERM LOAN SUPPLEMENT

                THIS AMENDMENT is entered into as of October 5, 2007, between FARM CREDIT SERVICES OF AMERICA, FLCA (“Farm Credit”) and ABE FAIRMONT, LLC, Fairmont, Nebraska (the “Company”).

BACKGROUND

                Farm Credit and ADVANCED BIOENERGY, LLC, Fairmont, Nebraska (“Advanced”) are parties to a Construction and Revolving Term Loan Supplement dated February 17, 2006 (such agreement, as previously amended, is hereinafter referred to as the “Supplement”). Further, the Company has formally assumed all obligations under the Supplement from Advanced. Farm Credit and the Company now desire to amend certain sections of the Supplement. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Farm Credit and the Company agree that the following sections of the Supplement are hereby amended to read as follows:

1.                                       Section 13(A) of the Supplement is hereby amended and restated to read as follows:

                SECTION 13. Casualties.

                                (A) Right to Elect to Apply Proceeds.  In case of material loss or damage to the Property or to the Improvements by fire, by a taking by condemnation for public use or the action of any governmental authority or agency, or the transfer by private sale in lieu thereof, either temporarily or permanently, or otherwise, if in the sole judgment of Agent there is reasonable doubt as to Company’s ability to complete construction of the Improvements on or before October 31, 2007, by reason of such loss or damage or because of delays in making settlements with governmental agencies or authorities or with insurers, Agent may terminate its obligations to make advances hereunder and elect to collect, retain and apply to the Commitment all proceeds of the taking or insurance after deduction of all expense of collection and settlement, including attorneys’ and adjusters’ fees and charges. In the event such proceeds are insufficient to pay the Commitment in full, Agent may declare the balance remaining unpaid on the Commitment to be due and payable forthwith and avail itself on any of the remedies afforded thereby as in any case of default.

2.             Except as set forth in this amendment, the Supplement, including all amendments thereto, shall continue in full force and effect as written.

[SIGNATURE PAGE FOLLOWS]

Amendment RI0340T02B to Supplement RI0340T02

ABE Fairmont, LLC

Fairmont, Nebraska

                IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES	ABE FAIRMONT, LLC
OF AMERICA, FLCA	By ADVANCED BIOENERGY, LLC,
its sole member

By:	By:

Title:	Title:

2

Amendment No. RI0475T02A

AMENDMENT

TO THE

CONSTRUCTION AND TERM LOAN SUPPLEMENT

                THIS AMENDMENT is entered into as of October 5, 2007, between FARM CREDIT SERVICES OF AMERICA, FLCA (“Farm Credit”) and ABE FAIRMONT, LLC, Fairmont, Nebraska (the “Company”).

BACKGROUND

                Farm Credit and the Company are parties to a Construction and Revolving Term Loan Supplement dated November 20, 2006 (such agreement, as previously amended, is hereinafter referred to as the “Supplement”). Farm Credit and the Company now desire to amend certain sections of the Supplement. For that reason, and for valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Farm Credit and the Company agree that the following sections of the Supplement are hereby amended to read as follows:

1.                                       Section 13(A) of the Supplement is hereby amended and restated to read as follows:

                SECTION 13. Casualties.

                                (A) Right to Elect to Apply Proceeds.  In case of material loss or damage to the Property or to the Improvements by fire, by a taking by condemnation for public use or the action of any governmental authority or agency, or the transfer by private sale in lieu thereof, either temporarily or permanently, or otherwise, if in the sole judgment of Agent there is reasonable doubt as to Company’s ability to complete construction of the Improvements on or before October 31, 2007, by reason of such loss or damage or because of delays in making settlements with governmental agencies or authorities or with insurers, Agent may terminate its obligations to make advances hereunder and elect to collect, retain and apply to the Commitment all proceeds of the taking or insurance after deduction of all expense of collection and settlement, including attorneys’ and adjusters’ fees and charges. In the event such proceeds are insufficient to pay the Commitment in full, Agent may declare the balance remaining unpaid on the Commitment to be due and payable forthwith and avail itself on any of the remedies afforded thereby as in any case of default.

2.             Except as set forth in this amendment, the Supplement, including all amendments thereto, shall continue in full force and effect as written.

[SIGNATURE PAGE FOLLOWS]

Amendment RI0475T02A to Supplement RI0475T02

ABE Fairmont, LLC

Fairmont, Nebraska

                IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized officers as of the date shown above.

FARM CREDIT SERVICES	ABE FAIRMONT, LLC
OF AMERICA, FLCA	By ADVANCED BIOENERGY, LLC,
its sole member

By:	By:

Title:	Title:

2